Exhibit 10.35

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

AMENDMENT INFORMATION
Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Vir Biotechnology, Inc. effective March 16, 2018, as amended, and bearing Investment ID OPP1182112
Amendment Purpose:	Reporting and Payment Schedule Change
Amendment Date:	Date of this email

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the date of this email. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event    of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

UPDATED REPORTING & PAYMENT SCHEDULE

This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your updated Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE
Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
Amended Total Grant Amount				Up to $14,882,418.08